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                                                                    Exhibit 10.7


                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT, dated as of June ___, 1999 (the "AGREEMENT"), is by and between LaBranche & Co Inc., a Delaware corporation (the "COMPANY"), and the individual whose name appears at the end of this Agreement ("PLEDGOR").

                                    RECITALS

         A. COVENANTS. Pledgor and the Company have entered into an Agreement Relating to Noncompetition and Other Covenants (the "NONCOMPETITION AGREEMENT"), dated as of the date hereof, in respect of, inter alia, Pledgor's obligations (the "OBLIGATIONS") to keep information concerning the Company, LaBranche & Co., a New York limited partnership ("LABRANCHE LP"), and LaB Investing Co. L.L.C., a New York limited liability company ("INVESTING") (the Company, LaBranche LP and Investing being collectively or individually, as applicable, referred to herein as the "COMPANY GROUP"), confidential, not to engage in competitive activities, not to solicit listed companies or the Company Group's employees, and to cooperate with the Company Group in maintaining certain relationships following the termination of Pledgor's employment with the Company Group. In addition, Pledgor has agreed to certain provisions regarding arbitration, choice of law and choice of forum, injunctive relief and submission to jurisdiction with respect to the enforcement of the Obligations.

         B. THE PLEDGE. Pursuant to the Noncompetition Agreement, Pledgor has agreed to pay a certain amount of liquidated damages (the "LIQUIDATED DAMAGES") to the Company in respect of any breach by Pledgor of any of the Obligations. As security for the timely payment of Liquidated Damages, Pledgor has agreed to pledge to the Company Group shares (the "PLEDGED SHARES") of common stock of the Company (the "COMMON STOCK"), or other collateral described below, all as set forth herein.

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1.       PLEDGE.

                  (a) Unless otherwise requested by Pledgor pursuant to the last sentence of Section 1(b), as collateral security for the full and timely payment of Liquidated Damages, Pledgor hereby delivers, deposits, pledges, transfers and assigns to the Company, in form transferable by delivery, and creates for the benefit of the Company a perfected first priority security interest in, Pledged Shares with a Fair Market Value (as defined in Section l(d)) on the date hereof equal to the amount of Liquidated Damages (and all certificates or other instruments or documents evidencing the Pledged Shares) and, except as set forth in Section 2(a), all proceeds thereof (together with any securities or property to be delivered to the Company pursuant to Section 2(b) and, upon substitution or delivery in accordance with Section l(b), any Substitute Collateral (as defined in


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Section l(b)), "PLEDGED SECURITIES"). Pledgor herewith delivers to the Company appropriate undated security transfer powers duly executed in blank (or other documents deemed necessary or appropriate by the Company to give the Company control (as defined in the Uniform Commercial Code of the State of New York (the "UCC"))) (such transfer powers and other appropriate documents, the "CONTROL DOCUMENTS") in respect of Pledged Securities, and will deliver Control Documents for all Pledged Securities to be pledged hereunder from time to time.

         (b) During the term of this Agreement, Pledgor may, upon the prior written approval of the Board of Directors of the Company, substitute for Pledged Securities readily marketable direct obligations of the United States, any agency thereof, or any triple-A rated sovereign, shares of Common Stock, or other collateral acceptable to the Board of Directors of the Company in its sole and absolute discretion (collateral other than Pledged Shares, the "SUBSTITUTE COLLATERAL") with a Fair Market Value on the date of substitution equal to or greater than the Fair Market Value on such date of the Pledged Securities to be released in exchange therefor. Upon such substitution, the Pledged Securities replaced by such Substitute Collateral shall be released from the pledge hereunder.

         (c) If Pledgor is not prohibited from doing so by the terms of the Exchange Agreement dated as of the date hereof among the Company Group and the individuals listed on Schedule A thereto (the "EXCHANGE AGREEMENT"), the Stockholders' Agreement dated as of the date hereof among the Company and the individuals listed on Schedules I and II thereto (the "STOCKHOLDERS' AGREEMENT"), any other written agreement with the Company, or any law or regulation or Company policy (collectively, the "RESTRICTIONS"), this Agreement shall not prohibit Pledgor from disposing of Pledged Shares, provided that such disposition shall be made expressly subject to all of the Company's rights hereunder, that the provisions of this Agreement shall (as described in Section l(a)) apply to all proceeds of such disposition, and that such disposition shall be permitted only if the Company shall have determined that such disposition will not result in the loss for any period by the Company of the perfection of its first priority security interest in such proceeds, and provided further, that the proceeds of such disposition are cash, Tender or Exchange Offer Consideration or a combination thereof, with an aggregate Fair Market Value on the date of such disposition equal to or greater than the Fair Market Value on such date of the Pledged Shares so disposed. Pledgor shall give the Company prior written notice of any proposed transaction under this Section 1(c). For purposes of this Agreement, "TENDER OR EXCHANGE OFFER CONSIDERATION" means the consideration issuable for Pledged Shares pursuant to any tender or exchange offer in which the Pledgor is not prohibited from participating by the Restrictions.

         (d) For purposes of this Agreement, the "Fair Market Value" of any Pledged Security means, as of any date (1) in the case of a Pledged Security that is a share of Common Stock, the average of the daily closing prices for a share of Common Stock on the principal securities exchange or market on which the Common Stock is traded for the 20 consecutive business days before the date in question (the "AVERAGE CLOSING PRICE"), provided, however, that the Fair Market Value of a share of Common Stock for purposes of determining the initial amount to be pledged as of the date of this Agreement shall be deemed to be the initial public offering price in the initial public offering by the Company of its Common Stock; and provided, further, that in


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connection with any taking of ownership by the Company of Pledged Securities under Section 3 hereof, the Average Closing Price shall be determined as the average of the daily closing prices for a share of Common Stock on the principal securities exchange or market on which the Common Stock is traded for the 20 consecutive business days before the date the Enforcement Notice (as hereafter defined) was given, and (2) otherwise, the fair market value thereof as determined in good faith by the Company. Any good faith determination by the Company of the Fair Market Value of any Pledged Security will be binding on Pledgor.

         2. ADMINISTRATION OF SECURITY. The following provisions shall govern the administration of Pledged Securities:

                  (a) So long as no Payment Event (as defined below) has occurred and is continuing, Pledgor shall (subject to any restrictions imposed under the Stockholders' Agreement) be entitled to vote Pledged Securities and to exercise all of Pledgor's right under the Stockholders' Agreement in respect of the Pledged Shares, and to receive and retain all regular quarterly cash dividends and distributions and, except as set forth in Section 2(b) below, other distributions thereon and to give consents, waivers and ratifications in respect thereof. As used herein, a "PAYMENT EVENT" shall mean the failure by Pledgor to make any payment of Liquidated Damages upon demand by the Company therefor as provided in the Noncompetition Agreement.

                  (b) If Pledgor becomes entitled to receive, or receives, any certificate representing Pledged Securities (or other security that may succeed Pledged Securities or any security issued as a dividend or distribution in respect of Pledged Securities) in respect of any stock split, reverse stock split, stock dividend, spinoff, split up, merger or other combination, exchange or distribution in connection with any reclassification, increase or reduction of capital, in each case, with respect to Pledged Securities, Pledgor agrees to accept the same as the Company's agent and to hold the same in trust on behalf of and for the benefit of the Company and to deliver the same forthwith to the Company in the exact form received, with the endorsement of Pledgor when deemed necessary or appropriate by the Company of undated security transfer powers duly executed in blank, to be held by the Company, subject to the terms of this Agreement, as additional collateral security for Liquidated Damages.

                  (c) Pledgor hereby agrees that the Company is authorized to hold Pledged Securities through one or more custodians. The Company and its agents (and its and their assigns) shall have no obligation in respect of Pledged Securities, except to hold and dispose of the same in accordance with the terms of this Agreement. In the event that Pledgor substitutes cash for Pledged Securities as provided in Section l(b) or 1(c), the Company shall determine in its sole discretion the manner in which such cash shall be invested during the term of this Agreement.

                  (d) Pledgor agrees with the Company that: (1) Pledgor will not, and will not purport to, grant or suffer liens or encumbrances against (excluding for such purpose the Stockholders' Agreement), or except as provided in Section 1(c), sell, transfer or dispose of, any Pledged Securities other than to or in favor of the Company; (2) the Company is authorized, at any time and from time to time, to file financing statements and give notice to third parties regarding


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Pledged Securities without Pledgor's signature to the extent permitted by applicable law, to transfer all or any part of Pledged Securities to the Company's name or that of its nominee, and, subject to the provisions of Section 2(a), to exercise all rights as if the absolute owner thereof; and (3) Pledgor has provided the Company with Pledgor's true legal name and principal residence, and Pledgor will not change Pledgor's name without 30 days' prior written notice to the Company

                  (e) Subject to the earlier disposition and application of Pledged Securities pursuant to this Agreement following a Payment Event, Pledged Securities shall be released from the pledge hereunder, and the lien hereby created in such Pledged Securities shall simultaneously be released, upon the earliest to occur of (1) Pledgor's death, (2) payment in cash or other satisfaction by Pledgor of all Liquidated Damages, or (3) the fifth anniversary of the IPO Date (as defined in the Noncompetition Agreement), and all remaining Pledged Securities shall be thereupon released from the pledge hereunder and this Agreement shall terminate. Notwithstanding the foregoing, no Pledged Securities shall be released from the pledge hereunder pursuant to this Section 2(e), if there are one or more pending disputes between Pledgor and the Company as to the occurrence of a Payment Event or as to the right of the Company or the Company Group to exercise its remedies under this Agreement or the Noncompetition Agreement, including realization against Pledged Securities in accordance with Section 3 hereof, and this Agreement shall not terminate until the resolution of all such disputes.

                  (f) The Company shall immediately upon request by Pledgor execute and deliver to Pledgor such instruments, deeds, transfers, assurances and agreements, in form and substance as Pledgor shall reasonably request, including the withdrawal or termination of any financing statements and amendments thereto, or the filing, withdrawal, termination or amendment of any other document required under applicable law to evidence the termination of the security interest created hereunder with respect to any securities that are released from the pledge hereunder in accordance with the provisions of this Agreement.

         3. REMEDIES IN CASE OF A PAYMENT EVENT. If a Payment Event has occurred and is continuing, the Company shall have the rights and remedies of a secured party under Article 9 of the UCC. To the extent required and permitted by applicable law, the Company will give Pledgor notice of the time and place of any public sale or of the time after which any private sale or other disposition of Pledged Securities is to be made, by sending notice at least three days before the time of sale or disposition, which Pledgor hereby agrees is reasonable. The Company need not give such notice if not required by the UCC. Pledgor acknowledges the possibility that the public sale of some or all Pledged Securities by the Company may not be made without a then existing and effective registration statement under the Securities Act of 1933, as amended. Pledgor acknowledges and agrees with the Company that the Company has no affirmative obligation to prepare or keep effective any such registration statement and agrees that at any private sale of Pledged Securities may be sold at a price that is less than the price which might have been obtained at a public sale or that is less than the aggregate outstanding amount of Liquidated Damages. For so long as Pledged Securities consist of securities of a type customarily sold in a recognized market or which are the subject of widely distributed standard price quotations, the Company may, as its remedy hereunder, take ownership of such number of Pledged Securities as are necessary (based upon the Fair Market


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Value thereof) to satisfy the then unpaid portion of Liquidated Damages (without payment of any cash consideration) by giving written notice to Pledgor (the "ENFORCEMENT NOTICE"). Effective upon the giving of the Enforcement Notice, and without further action on the part of the parties to this Agreement, the Company shall be deemed to have (1) taken ownership and disposed of the lesser of (A) all Pledged Securities or (B) such whole number of Pledged Securities as has a Fair Market Value at least equal to the then unpaid Liquidated Damages; and (2) received proceeds in the amount of the Fair Market Value of such Pledged Securities and applied such proceeds to the payment of any then unpaid
Liquidated Damages. Any excess net proceeds from the deemed sale of such Pledged Securities will continue to be held as Pledged Securities under this Agreement until returned in accordance with Section 2(e). Nothing in this Agreement, however, shall require the Company to take ownership of Pledged Securities in accordance with this Section 3 in order to satisfy Pledgor's obligation to pay Liquidated Damages.

         4. PLEDGOR'S OBLIGATIONS NOT AFFECTED. Except as provided in Section 9(b), the obligations of Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by (a) any subordination, amendment or modification of or addition or supplement to this Agreement, the Noncompetition Agreement, the Exchange Agreement or any assignment or transfer thereof; (b) any exercise or non-exercise by the Company of any right, remedy, power under or in respect of this Agreement, the Noncompetition Agreement, the Exchange Agreement or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Noncompetition Agreement, the Exchange Agreement or any assignment or transfer of any thereof; (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Company, LaBranche LP or Investing whether or not Pledgor shall have notice or knowledge of any of the foregoing; (e) any substitution of collateral pursuant to Sections l(b) or 1(c); or (f) any other act or omission to act or delay of any kind by Pledgor, the Company or any other person or any other circumstance whatsoever which might, but for the provisions of this clause (f), constitute a legal and equitable discharge of Pledgor's obligations hereunder.

         5. ATTORNEYS-IN-FACT. Each of the Company, George M.L. LaBranche, IV and James G. Gallagher, from time to time, acting separately, are hereby appointed the attorneys-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Company, George M.L. LaBranche, IV or James G. Gallagher reasonably may deem necessary or advisable to accomplish the purposes hereof, which appointments as attorneys-in-fact are irrevocable as ones coupled with an interest.

         6. TERMINATION. Upon the earliest to occur of the events set forth in
Section 2(e) hereof, this Agreement shall terminate and the Company shall return to Pledgor the remaining Pledged Securities, except as otherwise provided in such Section.

         7. NOTICES. All notices or other communications required or permitted to be given hereunder shall be delivered as provided in the Noncompetition Agreement.


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         8. NO THIRD PARTY BENEFICIARIES. Except as expressly provided herein, this Agreement shall not confer on any person other than the Company and Pledgor any rights or remedies hereunder.

         9. MISCELLANEOUS.

                  (a) This Agreement and Section 8 of the Noncompetition Agreement contain the entire understanding and agreement between Pledgor and the Company with respect to the matters expressly covered therein and supersede any other agreement, written or oral, pertaining to such matters.

                  (b) This Agreement may not be amended or modified other than by a written agreement executed by Pledgor and the Company or its successors, nor may any provision hereof be waived other than by a writing executed by Pledgor or the Company or its successors; provided, that any waiver, amendment or modification of any of the provisions of this Agreement will not be effective against the Company without the written consent of the Chief Executive Officer of the Company or its successors, or such individual's designee. Pledgor may not, directly or indirectly (including by operation of law), assign Pledgor's rights or obligations hereunder without the prior written consent of the Chief Executive Officer of the Company or its successors, or such individual's designee, and any such assignment by Pledgor in violation of this Agreement shall be void. This Agreement shall be binding upon Pledgor's permitted successors and assigns. Without impairing Pledgor's obligations hereunder, the Company may at any time and from time to time assign its rights and obligations hereunder to any of its subsidiaries or affiliates (and have such rights and obligations reassigned to it or to any other subsidiary or affiliate). This Agreement shall be binding upon and inure to the benefit of the Company Group and its assigns.

                  (c) If any provision of this Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

                  (d) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, AND SHALL BE SUBJECT TO THE PROVISIONS OF SECTIONS 9, 10 AND 11 OF THE NONCOMPETITION AGREEMENT.

                  (e) The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on the date first above written.


                                LaBRANCHE & CO INC.



                                By:
                                    ---------------------------------------
                                    Name:  George M.L. LaBranche, IV
                                    Title:  Chairman and Chief Executive Officer




                                -------------------------------------------
                                Name:



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